Linda S. Ram
                               45 East 89th Street
                                  Apartment 21B
                               New York, NY 10128


                                 August 28, 1997

RT Industries, Inc.
Attn: John K. Kenney, President
1875 East Lake Mary Blvd.
Sanford, FL 32773

QUAC Acquisition Corp.
Attn: John K. Kenney, President
c/o RT Industries, Inc.
1875 East Lake Mary Blvd.
Sanford, FL 32773


          Re:  Merger with Quality Automotive Company
               --------------------------------------

Gentlemen:

     The Undersigned, Linda S. Ram, hereby ratifies, adopts and consents to the merger (the "Merger") of Quality Automotive Company ("Quality") with and into QUAC Acquisition Corp., upon the terms and conditions set forth in that Agreement and Plan of Merger, dated June 6, 1997, by and among RT Industries, Inc., QUAC Acquisition Corp., Quality and each of Marting and Malvina B. Chevalier and John W. Kohut (the "Merger Agreement"), a copy of which is attached hereto.

     By executing this letter, the Undersigned also agrees and confirms that:
(i) she is a "Quality Stockholder" as such term is used in the Merger Agreement and any ancillary or other agreement, document or instrument contemplated by the merger (collectively, the "Ancillary Documents") and (ii) she is bound, as if a party at the date of execution, by all the terms and conditions of the Merger Agreement and the Ancillary Documents, as well as the obligations resulting therefrom, including without limitation any and all representations, warranties and covenants of the Quality Stockholders (as defined therein).

     All prior agreements and understandings, whether written or oral, of Undersigned and the other parties to the Merger Agreement, with respect to the Merger Agreement and the transactions contemplated thereunder have been integrated into, and are superseded by, the provisions of this letter agreement and the other agreements and instruments executed on even date herewith and in connection herewith. This letter agreement may not be modified by the Undersigned unless, and then only to the

RT Industries, Inc. et al.
August 27, 1997
Page 2


extent that, a written modification is executed by all of the parties to the Merger Agreement.


                                   Sincerely,


                                   /s/ Linda S. Ram
                                   -----------------------------
                                   LINDA S. RAM


ACKNOWLEDGED AND CONSENTED TO THIS
28TH DAY OF AUGUST, 1997 BY:


/s/ John W. Kohut
----------------------------------
John W. Kohut, Quality stockholder


/s/ Martin Chevalier
----------------------------------
Martin Chevalier, Quality stockholder


/s/ Malvina B. Chevalier
----------------------------------
Malvina B. Chevalier, Quality stockholder


QUALITY AUTOMOTIVE COMPANY

By: /s/ Martin Chevalier President
    ----------------------------------
    Martin Chevalier President


RT INDUSTRIES, INC.

By:
    ----------------------------------
    John K. Kenney, President


QUAC ACQUISITION CORP.

By:
    ----------------------------------
    John K. Kenney, President